ACQUISITIONS	6 Months Ended
Jun. 30, 2018
ACQUISITIONS
ACQUISITIONS

NOTE 2 — ACQUISITIONS

On 23 April 2018, the Company’s wholly owned subsidiary Sundance Energy, Inc. acquired from Pioneer Natural Resources USA, Inc., Reliance Industries and Newpek, LLC (collectively the “Sellers”) approximately 21,900 net acres in the Eagle Ford in McMullen, Live Oak, Atascosa and La Salle counties, Texas for a cash purchase price of $215.8 million, after the effective date to closing date adjustments of $5.8 million; $4.4 million of which is expected to be received in the second half of 2018.  The acquisition included varying working interests in 132 gross  (98.0 net) wells. The acquisition furthers the Company’s strategy of aggregating assets in the Eagle Ford.  The acquisition was funded with a portion of the proceeds from its capital raise in March and April 2018.

The following table reflects the provisional fair value of the assets acquired and the liabilities assumed as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	$179,558
Exploration and evaluation assets	43,642
Fair value of liabilities assumed:
Restoration provision	(7,435)
Net assets acquired	$215,765

Purchase price:
Total consideration paid	$220,132
Consideration adjustment receivable due from Sellers	(4,367)
Cash consideration	$215,765

The purchase price allocation for the Eagle Ford acquisition is provisional and is subject to further adjustments and certain post-closing adjustments with the seller.

Revenues of $5.3 million and net income, excluding general and administrative costs (which could not be practically estimated) and the impact of income taxes, of $1.9 million were generated from the acquired properties from 23 April 2018 through 30 June 2018. The Company incurred transaction costs totaling $13.7 million, of which $1.3 million was incurred in the second half of 2017.  These costs are included in general and administrative expenses on the condensed consolidated statement of loss.  The transaction costs included legal, accounting, valuation and other fees incurred to complete the acquisition.

If the acquisition had been completed as of 1 January 2018, the Company’s pro forma revenue and loss before income taxes for the six months ended 30 June 2018 would have been $64.6 million and $(61.2) million, respectively.  This pro forma financial information does not purport to represent what the actual results of operations would have been had the transactions been completed as of the date assumed, nor is this information necessarily indicative of future consolidated results of operations.